PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14

Prudential Government Income Fund

Supplement dated March 8, 2012

to the
Prospectus dated April 27, 2011

At a recent meeting of the Board of Directors of Prudential Investment Portfolios, Inc. 14 - Prudential Government Income Fund (the “Fund”), the Board approved a change to the Fund’s non-fundamental investment policy regarding investments in zero coupon bonds.

This supplement amends the Fund’s Prospectus and is in addition to any existing supplement to the Fund’s Prospectus.

PROSPECTUS

1.	Under the caption “INVESTMENTS RISKS – Non-Principal Investment Strategies – Principal & Non-Principal Strategies”, the fourth bullet of the chart is deleted and replaced with the following:

•	Zero coupon bonds: Up to 25% of total assets

LR415